Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended October 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,914,443)
Unrealized Gain (Loss) on Market Value of Commodity Futures	1,073,689
Dividend Income	299,025
Interest Income	557,648
ETF Transaction Fees	350
Total Income (Loss)	$16,269

Expenses
Management Fees	$129,812
Professional Fees	34,071
Brokerage Commissions	12,590
Directors' Fees and insurance	8,879
Total Expenses	$185,352
Net Income (Loss)	$(169,083)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/23	$195,097,772
Withdrawals (50,000 Shares)	(2,848,988)
Net Income (Loss)	(169,083)

Net Asset Value End of Month	$192,079,701
Net Asset Value Per Share (3,250,000 Shares)	$59.10

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended October 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(614,350)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(2,387,612)
Dividend Income	113,847
Interest Income	458,990
ETF Transaction Fees	1,050
Total Income (Loss)	$(2,428,075)

Expenses
Management Fees	$70,821
Professional Fees	37,514
Brokerage Commissions	361
Directors' Fees and insurance	4,757
Total Expenses	$113,453
Net Income (Loss)	$(2,541,528)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/23	$136,343,785
Additions (100,000 Shares)	2,251,303
Withdrawals (400,000 Shares)	(8,924,773)
Net Income (Loss)	(2,541,528)

Net Asset Value End of Month	$127,128,787
Net Asset Value Per Share (5,600,000 Shares)	$22.70

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended October 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(2,528,793)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(1,313,923)
Dividend Income	412,872
Interest Income	1,016,638
ETF Transaction Fees	1,400
Total Income (Loss)	$(2,411,806)

Expenses
Management Fees	$200,633
Professional Fees	71,585
Brokerage Commissions	12,951
Directors' Fees and insurance	13,636
Total Expenses	$298,805
Net Income (Loss)	$(2,710,611)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 10/1/23	$331,441,557
Additions (100,000 Shares)	2,251,303
Withdrawals (450,000 Shares)	(11,773,761)
Net Income (Loss)	(2,710,611)

Net Asset Value End of Month	$319,208,488

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended October 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596